POWER OF ATTORNEY for Forms 3, 4 and 5
The undersigned hereby appoints each of Bart J. Colli, Harold Dichter, Thomas M. Molchan,
James J. Leyden and Megan Timmins as her attorney-in-fact to and hereby grants to each of them alone without the others, for her in her name, full power to:
(1) execute and file for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of ARAMARK Corporation (the "Company"), Forms 3, 4 or 5 in
accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder; and
(2) do and perform any and all acts for and on behalf of the undersigned which such attorney-in-
fact may deem necessary or desirable in connection with the execution of any such Form 3, 4, or
5 and the filing of such form with the Securities and Exchange Commission and any other authority.
The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-
fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked in writing.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 3rd day of February, 2004.
_/s/ Lynn McKee__________________
Signature
Lynn McKee_______________________
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